UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NORTHERN TRUST CORPORATION 2021 Annual Meeting Vote by April 19, 2021 11:59 PM ET NORTHERN TRUST CORPORATION 50 SOUTH LASALLE STREET CHICAGO, IL 60603 D36567-P48615-Z78941 You invested in NORTHERN TRUST CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 20, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 6, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and April 20, 2021 10:30 a.m. CDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/NTRS2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. V1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of 13 Directors **Nominees:**	
1a. Linda Walker Bynoe	For
1b. Susan Crown	For
1c. Dean M. Harrison	For
1d. Jay L. Henderson	For
1e. Marcy S. Klevorn	For
1f. Siddharth N. (Bobby) Mehta	For
1g. Michael G. O'Grady	For
1h. Jose Luis Prado	For
1i. Thomas E. Richards	For
1j. Martin P. Slark	For
1k. David H. B. Smith, Jr.	For
1l. Donald Thompson	For
1m. Charles A. Tribbett III	For
2. Approval, by an advisory vote, of the 2020 compensation of the Corporation's named executive officers.	For
3. Ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

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